Exhibit 99.2

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM

December 31, 2018

Table of Contents

GAAP-Basis Financial Information:	Page
5-Year Summary of Results	2
Consolidated Financial Highlights	3
Consolidated Results of Operations	4
Consolidated Statement of Condition	6
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis	7
Average Statement of Condition - Rates Earned and Paid - Fully Taxable-Equivalent Basis - Year to Date	8
Assets Under Custody and/or Administration	9
Assets Under Management	10
Industry Flow Data	11

Investment Portfolio:
Investment Portfolio Holdings by Asset Class	12
Investment Portfolio Non-U.S. Investments	13

Non-GAAP Financial Information:
Reconciliations of Non-GAAP Financial Information	14
Reconciliations of Constant Currency FX Impacts	16

Capital:
Reconciliation of Tangible Common Equity Ratio	17
Regulatory Capital	18
Reconciliations of Fully Phased-In Capital Ratios	19
Reconciliations of Supplementary Leverage Ratios	21

This financial information should be read in conjunction with State Street's news release dated January 18, 2019.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
5-YEAR SUMMARY OF RESULTS

(Dollars in millions, except per share amounts, or where otherwise noted)	2014	2015	2016	2017	2018
Year ended December 31:
Total fee revenue	$8,010	$8,278	$8,116	$8,905	$9,305
Net interest income	2,260	2,088	2,084	2,304	2,671
Gains (losses) related to investment securities, net	4	(6)	7	(39)	6
Total revenue	10,274	10,360	10,207	11,170	11,982
Provision for loan losses	10	12	10	2	15
Total expenses	7,827	8,050	8,077	8,269	8,968
Income before income tax expense	2,437	2,298	2,120	2,899	2,999
Income tax expense (benefit)	415	318	(22)	722	400
Net income from non-controlling interest	—	—	1	—	—
Net income	2,022	1,980	2,143	2,177	2,599
Net income available to common shareholders	$1,958	$1,848	$1,968	$1,993	$2,410
Per Common Share:
Diluted earnings per common share	$4.53	$4.47	$4.97	$5.24	$6.40
Average diluted common shares outstanding (in thousands)	432,007	413,638	396,090	380,213	376,476
Cash dividends declared per common share	$1.16	$1.32	$1.44	$1.60	$1.78
Closing price per share of common stock (at year end)	78.50	66.36	77.72	97.61	63.07
Balance Sheet, as of December 31:
Investment securities	$112,636	$100,022	$97,167	$97,579	$87,062
Average total interest-earning assets	209,054	220,456	199,184	191,235	185,637
Total assets	274,089	245,155	242,698	238,425	244,626
Deposits	209,040	191,627	187,163	184,896	180,360
Long-term debt	10,012	11,497	11,430	11,620	11,093
Total shareholders' equity	21,328	21,103	21,219	22,317	24,790
Ratios and Other Metrics:
Return on average common equity	9.8%	9.8%	10.5%	10.6%	12.2%
Pre-tax margin (GAAP-basis)	23.7	22.2	20.8	26.0	25.0
Net interest margin, fully taxable-equivalent basis	1.16	1.03	1.13	1.29	1.47
Common equity tier 1 ratio(1)	12.4	12.5	11.7	12.3	12.1
Tier 1 capital ratio(1)	14.5	15.3	14.8	15.5	16.0
Total capital ratio(1)	16.4	17.4	16.0	16.5	16.8
Tier 1 leverage ratio(1)	6.3	6.9	6.5	7.3	7.2
Supplementary leverage ratio(1)	5.6	6.2	5.9	6.5	6.3
Assets under custody and/or administration (in trillions)	$28.19	$27.51	$28.77	$33.12	$31.62
Assets under management (in trillions)	2.45	2.25	2.47	2.78	2.51

(1) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. See Reconciliation of Fully Phased-In Capital Ratios and Supplementary Leverage Ratios for details of reconciliations between these ratios and our fully phased-in ratios. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1, total capital and supplementary leverage numbers.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED FINANCIAL HIGHLIGHTS

	Quarters								% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17		4Q18 vs. 3Q18
Income Statement
Fee revenue(1)(2)	$2,198	$2,235	$2,242	$2,230	$2,378	$2,358	$2,280	$2,289	2.6%		0.4%
Net interest income(1)	510	575	603	616	643	659	672	697	13.1		3.7
Gains (losses) related to investment securities, net	(40)	—	1	—	(2)	9	(1)	—	nm		nm
Total revenue	2,668	2,810	2,846	2,846	3,019	3,026	2,951	2,986	4.9		1.2
Provision for loan losses	(2)	3	3	(2)	—	2	5	8	nm		60.0
Total expenses(3)(4)(5)	2,086	2,031	2,021	2,131	2,256	2,159	2,079	2,474	16.1		19.0
Income before income tax expense	584	776	822	717	763	865	867	504	(29.7)		(41.9)
Income tax expense	82	156	137	347	102	131	102	65	(81.3)		(36.3)
Net income	502	620	685	370	661	734	765	439	18.6		(42.6)
Net income available to common shareholders	$446	$584	$629	$334	$605	$698	$709	$398	19.2		(43.9)
Per Common Share:
Diluted earnings per common share	$1.15	$1.53	$1.66	$.89	$1.62	$1.88	$1.87	$1.04	16.9		(44.4)
Average diluted common shares outstanding (in thousands)	386,417	380,915	378,518	375,477	372,619	370,410	379,383	383,651	2.2		1.1
Cash dividends declared per common share	$.38	$.38	$.42	$.42	$.42	$.42	$.47	$.47	11.9		—
Closing price per share of common stock (as of quarter end)	79.61	89.73	95.54	97.61	99.73	93.09	83.78	63.07	(35.4)		(24.7)
At quarter-end:
Total assets	$236,802	$238,274	$235,986	$238,425	$250,286	$248,308	$234,007	$244,626	2.6		4.5
Investment securities	94,639	95,255	93,088	97,579	85,462	86,942	86,669	87,062	(10.8)		0.5
Deposits	183,465	181,416	179,263	184,896	191,517	186,663	168,198	180,360	(2.5)		7.2
Long-term debt	11,394	11,737	11,716	11,620	10,944	10,387	10,335	11,093	(4.5)		7.3
Total shareholders' equity	21,294	22,068	22,497	22,317	22,399	22,571	24,553	24,790	11.1		1.0
Securities On Loan (dollars in billions):
Average securities on loan	$368	$384	$383	$397	$397	$406	$386	$362	(8.8)		(6.2)
End-of-period securities on loan	378	376	385	389	405	404	386	351	(9.8)		(9.1)
Ratios and Other Metrics:
Return on average common equity	9.9%	12.6%	13.0%	6.9%	12.8%	14.7%	14.0%	7.5%	60	bps	(650)	bps
Pre-tax margin (GAAP-basis)	21.9	27.6	28.9	25.2	25.3	28.6	29.4	16.9	(830)		(1,250)
Pre-tax margin (excluding notable items)(6)	21.9	30.1	29.2	30.4	25.3	31.1	29.4	27.6	(280)		(180)
Net interest margin, fully taxable-equivalent basis	1.17	1.27	1.35	1.38	1.40	1.46	1.48	1.55	17		7
Common equity tier 1 ratio(7)	11.2	12.0	12.6	12.3	12.1	12.4	14.1	12.1	(20)		(200)
Tier 1 capital ratio(7)	14.4	15.1	15.8	15.5	15.4	15.7	17.9	16.0	50		(190)
Total capital ratio(7)	15.4	16.2	16.9	16.5	16.4	16.4	18.7	16.8	30		(190)
Tier 1 leverage ratio(7)	6.8	7.0	7.4	7.3	6.9	7.1	8.1	7.2	(10)		(90)
Supplementary leverage ratio(7)	6.1	6.2	6.5	6.5	6.0	6.2	7.1	6.3	(20)		(80)
Assets under custody and/or administration (in billions)	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	$33,996	$31,620	(4.5)%		(7.0)%
Assets under management (in billions)	2,561	2,606	2,673	2,782	2,729	2,723	2,810	2,511	(9.7)		(10.6)

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

(2) Revenues associated with the acquired CRD business and included within fee revenue were $121 million for 4Q18.
(3) 2Q18 includes repositioning charges of approximately $77 million, including approximately $61 million within compensation and employee benefits expense and $16 million within occupancy expense. 4Q18 expenses include repositioning charges of approximately $223 million, including approximately $198 million within compensation and employee benefits expense and $25 million within occupancy expense.

(4) Expenses associated with the acquired CRD business include approximately $39 million for 4Q18 across multiple expense lines, and $18 million intangible asset amortization.
(5) Excluding the 4Q17 acquisition and restructuring costs of $133 million and the 4Q18 notable expense items, CRD expenses and CRD intangible assets amortization of $313 million, $39 million and $18 million, respectively, total expenses increased 5% from 4Q17, and 1% from 3Q18, respectively. Refer to Reconciliations of Non-GAAP Financial Information pages for details on notable items.

(6) Refer to Reconciliations of Non-GAAP Financial Information pages for details on non-GAAP metrics.
(7) The capital ratios presented are calculated in conformity with the applicable regulatory guidance in effect as of each period end. See Reconciliation of Fully Phased-In Capital Ratios and Supplementary Leverage Ratios for details of reconciliations between these ratios and our fully phased-in ratios. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, tier 1,total capital and supplementary leverage numbers.

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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS

	Quarters								% Change		Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17	4Q18 vs. 3Q18	2017	2018	YTD 2018 vs. YTD 2017
Reported Results
Fee revenue:
Servicing fees	$1,296	$1,339	$1,351	$1,379	$1,421	$1,381	$1,333	$1,286	(6.7)%	(3.5)%	$5,365	$5,421	1.0%
Management fees	382	397	419	418	472	465	474	440	5.3	(7.2)	1,616	1,851	14.5
Foreign exchange trading services	275	289	259	248	304	315	288	294	18.5	2.1	1,071	1,201	12.1
Securities finance	133	179	147	147	141	154	128	120	(18.4)	(6.3)	606	543	(10.4)
Processing fees and other	112	31	66	38	40	43	57	149	292.1	161.4	247	289	17.0
Total fee revenue(1)(2)	2,198	2,235	2,242	2,230	2,378	2,358	2,280	2,289	2.6	0.4	8,905	9,305	4.5
Net interest income:
Interest income	650	700	761	797	857	907	916	982	23.2	7.2	2,908	3,662	25.9
Interest expense(1)	140	125	158	181	214	248	244	285	57.5	16.8	604	991	64.1
Net interest income(1)	510	575	603	616	643	659	672	697	13.1	3.7	2,304	2,671	15.9
Gains (losses) related to investment securities, net	(40)	—	1	—	(2)	9	(1)	—	nm	nm	(39)	6	nm
Total revenue	2,668	2,810	2,846	2,846	3,019	3,026	2,951	2,986	4.9	1.2	11,170	11,982	7.3
Provision for loan losses	(2)	3	3	(2)	—	2	5	8	nm	60.0	2	15	nm
Expenses:
Compensation and employee benefits(3)	1,166	1,071	1,090	1,067	1,249	1,125	1,103	1,303	22.1	18.1	4,394	4,780	8.8
Information systems and communications(4)	287	283	296	301	315	321	332	356	18.3	7.2	1,167	1,324	13.5
Transaction processing services	197	207	215	219	242	246	236	214	(2.3)	(9.3)	838	938	11.9
Occupancy(5)	110	116	118	117	120	124	110	146	24.8	32.7	461	500	8.5
Acquisition and restructuring costs	29	71	33	133	—	—	—	24	(82.0)	100.0	266	24	(91.0)
Amortization of other intangible assets(2)(6)	52	54	54	54	50	48	47	81	50.0	72.3	214	226	5.6
Other(7)	245	229	215	240	280	295	251	350	45.8	39.4	929	1,176	26.6
Total expenses(2)(8)	2,086	2,031	2,021	2,131	2,256	2,159	2,079	2,474	16.1	19.0	8,269	8,968	8.5
Income before income tax expense	584	776	822	717	763	865	867	504	(29.7)	(41.9)	2,899	2,999	3.4
Income tax expense	82	156	137	347	102	131	102	65	(81.3)	(36.3)	722	400	(44.6)
Net income	$502	$620	$685	$370	$661	$734	$765	$439	18.6	(42.6)	$2,177	$2,599	19.4

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED RESULTS OF OPERATIONS (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per share amounts, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17		4Q18 vs. 3Q18		2017	2018	YTD 2018 vs. YTD 2017
Adjustments to net income:
Dividends on preferred stock	$(55)	$(36)	$(55)	$(36)	$(55)	$(36)	$(55)	$(41)	13.9%		(25.5)%		$(182)	$(188)	3.3%
Earnings allocated to participating securities	(1)	—	(1)	—	(1)	—	(1)	—	—		nm		(2)	(1)	(50.0)
Net income available to common shareholders	$446	$584	$629	$334	$605	$698	$709	$398	19.2		(43.9)		$1,993	$2,410	20.9
Earnings per common share:
Basic	$1.17	$1.56	$1.69	$.91	$1.65	$1.91	$1.89	$1.05	15.4		(44.4)		$5.32	$6.48	21.8
Diluted	1.15	1.53	1.66	.89	1.62	1.88	1.87	1.04	16.9		(44.4)		5.24	6.40	22.1
Average common shares outstanding (in thousands):
Basic	381,224	375,395	372,765	369,934	367,439	365,619	374,963	379,741	2.7		1.3		374,793	371,983	(0.7)
Diluted	386,417	380,915	378,518	375,477	372,619	370,410	379,383	383,651	2.2		1.1		380,213	376,476	(1.0)
Cash dividends declared per common share	$.38	$.38	$.42	$.42	$.42	$.42	$.47	$.47	11.9		—		$1.60	$1.78	11.3
Closing price per share of common stock (as of quarter end)	79.61	89.73	95.54	97.61	99.73	93.09	83.78	63.07	(35.4)		(24.7)		97.61	63.07	(35.4)
Financial ratios:
Effective tax rate(9)	14.0%	20.1%	16.7%	48.4%	13.5%	15.1%	11.8%	12.7%	(3,570)	bps	90	bps	24.9%	13.3%	(1,160)	bps
Return on average common equity	9.9	12.6	13.0	6.9	12.8	14.7	14.0	7.5	60		(650)		10.6	12.2	160
Return on tangible common equity(10)	16.0	17.3	18.0	16.7	20.1	21.1	19.4	20.5	380		110		16.7	20.5	380
Pre-tax margin (GAAP-basis)	21.9	27.6	28.9	25.2	25.3	28.6	29.4	16.9	(830)		(1,250)		26.0	25.0	(100)
Pre-tax margin (excluding notable items)(11)	21.9	30.1	29.2	30.4	25.3	31.1	29.4	27.6	(280)		(180)		28.1	28.3	20

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

(2) The acquired CRD business contributed $121 million of fee revenue, $39 million across multiple expense lines and $18 million of intangible asset amortization in 4Q18.
(3) 4Q18 compensation and employee benefits includes approximately $198 million of repositioning charges and $28 million of CRD compensation and employee benefits. Excluding these items, compensation and employee benefits totaled approximately $1,077 million in 4Q18.

(4) 4Q18 Information systems and communications includes CRD expenses of approximately $7 million. Excluding the impact of $7 million CRD expenses in 4Q18, informations systems and communication expenses totaled $349 million in 4Q18.

(5) 4Q18 Occupancy expenses include approximately $25 million of repositioning charges, $2 million of CRD Occupancy expenses and $5 million of Occupancy expense related to the divestiture of a business. Excluding these items, 4Q18 Occupancy expenses totaled $114 million.

(6) 4Q18 amortization of other intangible assets includes approximately $18 million CRD intangible asset amortization and $16 million intangible asset amortization related to the divestiture of a business. Excluding these items, 4Q18 amortization of other intangible assets totaled $47 million.

(7) 4Q18 other expenses include approximately $42 million of legal and related costs, $3 million related to the divestiture of a business and $2 million other expenses related to CRD. Excluding these items, 4Q18 other expenses totaled approximately $303 million.

(8) Excluding the 4Q17 acquisition and restructuring costs of $133 million and the 4Q18 notable expense items, CRD expenses and CRD intangible assets amortization of $313 million, $39 million and $18 million, respectively, total expenses increased 5% from 4Q17, and 1% from 3Q18, respectively. Refer to Reconciliations of Non-GAAP Financial Information pages for details on notable items.

(9) As a result of the enactment of the Tax Cuts and Jobs Act, the 4Q17 included a one-time estimated net cost of $250 million. The GAAP-basis effective tax rate for 4Q17 excluding this one-time cost was 13.2%.

(10) Return on tangible common equity is calculated by dividing year-to-date annualized net income available to common shareholders (GAAP-basis) by tangible common equity.
(11) Refer to Reconciliations of Non-GAAP Financial Information pages for details on non-GAAP basis metrics.
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STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
CONSOLIDATED STATEMENT OF CONDITION

	Quarters								% Change
(Dollars in millions, except per share amounts)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17	4Q18 vs. 3Q18
Assets:
Cash and due from banks	$2,909	$3,156	$3,939	$2,107	$2,546	$3,886	$4,145	$3,597	70.7%	(13.2)%
Interest-bearing deposits with banks	66,789	63,617	60,956	67,227	79,418	76,366	63,618	73,040	8.6	14.8
Securities purchased under resale agreements	2,181	3,172	3,465	3,241	5,136	3,583	4,195	4,679	44.4	11.5
Trading account assets	945	896	1,135	1,093	1,178	1,160	1,001	860	(21.3)	(14.1)
Investment securities:
Investment securities available-for-sale	58,810	59,025	56,238	57,121	44,304	47,348	46,102	45,148	(21.0)	(2.1)
Investment securities held-to-maturity(1)	35,829	36,230	36,850	40,458	41,158	39,594	40,567	41,914	3.6	3.3
Total investment securities	94,639	95,255	93,088	97,579	85,462	86,942	86,669	87,062	(10.8)	0.5
Loans and leases, net(2)	22,486	24,307	23,581	23,240	29,528	24,069	23,312	25,722	10.7	10.3
Premises and equipment, net(3)	2,101	2,137	2,167	2,186	2,194	2,189	2,193	2,214	1.3	1.0
Accrued interest and fees receivable	2,690	2,805	3,043	3,099	3,183	3,086	3,196	3,203	3.4	0.2
Goodwill	5,855	5,945	5,997	6,022	6,068	5,973	6,016	7,446	23.6	23.8
Other intangible assets	1,710	1,693	1,658	1,613	1,578	1,500	1,461	2,369	46.9	62.1
Other assets	34,497	35,291	36,957	31,018	33,995	39,554	38,201	34,434	11.0	(9.9)
Total assets	$236,802	$238,274	$235,986	$238,425	$250,286	$248,308	$234,007	$244,626	2.6	4.5
Liabilities:
Deposits:
Non-interest-bearing	$56,786	$50,957	$49,850	$47,175	$57,025	$52,316	$41,893	$44,804	(5.0)	6.9
Interest-bearing -- U.S.	26,746	24,438	49,394	50,139	55,094	57,407	63,661	66,235	32.1	4.0
Interest-bearing -- Non-U.S.	99,933	106,021	80,019	87,582	79,398	76,940	62,644	69,321	(20.9)	10.7
Total deposits(4)	183,465	181,416	179,263	184,896	191,517	186,663	168,198	180,360	(2.5)	7.2
Securities sold under repurchase agreements	4,003	3,856	3,867	2,842	2,020	3,088	1,690	1,082	(61.9)	(36.0)
Other short-term borrowings	1,177	1,465	1,253	1,144	1,066	1,103	1,009	3,092	170.3	206.4
Accrued expenses and other liabilities	15,469	17,732	17,390	15,606	22,340	24,496	28,222	24,209	55.1	(14.2)
Long-term debt	11,394	11,737	11,716	11,620	10,944	10,387	10,335	11,093	(4.5)	7.3
Total liabilities	215,508	216,206	213,489	216,108	227,887	225,737	209,454	219,836	1.7	5.0
Shareholders' equity:
Preferred stock, no par, 3,500,000 shares authorized:
Series C, 5,000 shares issued and outstanding	491	491	491	491	491	491	491	491	—	—
Series D, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series E, 7,500 shares issued and outstanding	728	728	728	728	728	728	728	728	—	—
Series F, 7,500 shares issued and outstanding	742	742	742	742	742	742	742	742	—	—
Series G, 5,000 shares issued and outstanding	493	493	493	493	493	493	493	493	—	—
Series H, 5,000 shares issued and outstanding	—	—	—	—	—	—	494	494	100.0	—
Common stock, $1 par, 750,000,000 shares authorized(5)	504	504	504	504	504	504	504	504	—	—
Surplus	9,796	9,803	9,803	9,799	9,796	9,820	10,418	10,061	2.7	(3.4)
Retained earnings	17,762	18,202	18,675	18,856	19,311	19,856	20,387	20,606	9.3	1.1
Accumulated other comprehensive income (loss)	(1,805)	(1,270)	(984)	(1,009)	(1,074)	(1,488)	(1,711)	(1,356)	34.4	(20.7)
Treasury stock, at cost(6)	(8,159)	(8,367)	(8,697)	(9,029)	(9,334)	(9,317)	(8,735)	(8,715)	(3.5)	(0.2)
Total shareholders' equity	21,294	22,068	22,497	22,317	22,399	22,571	24,553	24,790	11.1	1.0
Total liabilities and equity	$236,802	$238,274	$235,986	$238,425	$250,286	$248,308	$234,007	$244,626	2.6	4.5

	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
(1) Fair value of investment securities held-to-maturity	$35,694	$36,169	$36,836	$40,255	$40,483	$38,805	$39,591	$41,351
(2) Allowance for loan losses	51	54	58	54	54	55	60	67
(3) Accumulated depreciation for premises and equipment	3,463	3,611	3,750	3,881	4,005	3,999	4,110	4,152
(4) Average total deposits	165,167	167,403	161,641	161,089	165,010	162,795	159,578	158,345
(5) Common stock shares issued	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642	503,879,642
(6) Treasury stock shares	127,520,264	129,773,003	133,038,955	136,229,784	138,472,445	138,052,038	124,390,135	123,932,918

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS(1)
     The following table presents average rates earned and paid, on a fully taxable-equivalent basis, on consolidated average interest-earning assets and average interest-bearing liabilities for the quarters indicated. Tax-equivalent adjustments were calculated using a federal income tax rate of 35% for periods ending in 2017 and a tax rate of 21% for periods ending in 2018, adjusted for applicable state income taxes, net of related federal benefit.

	Quarters																% Change
	1Q17		2Q17		3Q17		4Q17		1Q18		2Q18		3Q18		4Q18		4Q18 vs. 4Q17	4Q18 vs. 3Q18
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average rates	Average balance	Average balance
Assets:
Interest-bearing deposits with banks	$48,893	0.28%	$53,146	0.31%	$45,513	0.40%	$42,597	0.55%	$51,492	0.64%	$55,180	0.66%	$56,513	0.67%	$54,073	0.88%	26.9%	(4.3)%
Securities purchased under resale agreements(2)	2,056	9.07	2,352	11.77	2,167	13.53	1,950	15.25	2,872	10.89	2,474	13.20	2,932	11.77	3,320	10.69	70.3	13.2
Trading account assets	914	—	941	—	991	—	1,194	—	1,138	—	1,139	—	1,019	—	912	—	(23.6)	(10.5)
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	21,705	1.53	19,421	1.60	18,091	1.66	17,586	1.68	17,183	1.67	16,627	1.69	15,834	1.71	15,284	1.75	(13.1)	(3.5)
Mortgage-and asset-backed securities	23,710	2.18	23,013	2.27	23,160	2.27	26,441	2.31	28,307	2.59	31,064	2.70	32,962	2.82	36,462	3.03	37.9	10.6
State and political subdivisions	10,314	3.83	9,914	3.77	9,976	3.79	9,515	3.82	8,622	3.23	6,739	3.48	4,107	3.68	2,537	3.63	(73.3)	(38.2)
Other investments:
Asset-backed securities	22,609	1.49	23,367	1.56	23,866	1.64	21,727	1.65	19,543	1.78	12,471	2.24	11,259	2.30	10,144	2.48	(53.3)	(9.9)
Collateralized mortgage-backed securities and obligations	3,939	2.71	3,780	2.72	3,394	2.78	2,608	2.75	2,088	2.07	1,492	2.95	1,415	3.05	1,212	3.35	(53.5)	(14.3)
Money market mutual funds	360	0.37	322	—	385	0.64	416	0.72	—	—	—	—	—	—	—	—	(100.0)	—
Other debt investments and equity securities	14,582	1.34	14,820	1.27	16,439	1.24	17,672	1.25	19,619	1.25	17,967	1.31	20,046	1.20	19,435	1.08	10.0	(3.0)
Total investment securities	97,219	1.94	94,637	1.97	95,311	1.99	95,965	2.01	95,362	2.03	86,360	2.21	85,623	2.21	85,074	2.31	(11.3)	(0.6)
Loans and leases	20,139	2.17	21,070	2.31	22,843	2.49	23,566	2.46	23,959	2.68	23,622	2.93	22,511	3.11	24,207	3.12	2.7	7.5
Other interest-earning assets	22,619	0.62	23,141	0.76	23,091	1.18	22,681	1.32	17,733	1.78	17,397	2.36	14,702	2.59	13,088	2.90	(42.3)	(11.0)
Total interest-earning assets	191,840	1.47	195,287	1.52	189,916	1.68	187,953	1.77	192,556	1.85	186,172	1.99	183,300	2.01	180,674	2.17	(3.9)	(1.4)
Cash and due from banks	2,608		3,833		3,098		2,848		3,081		3,978		3,067		2,591		(9.0)	(15.5)
Other assets	24,761		24,797		25,355		25,547		31,233		33,939		34,946		38,085		49.1	9.0
Total assets	$219,209		$223,917		$218,369		$216,348		$226,870		$224,089		$221,313		$221,350		2.3	—
Liabilities:
Interest-bearing deposits:
U.S.	$25,928	0.50%	$25,770	0.38%	$25,767	0.32%	$44,873	0.17%	$48,638	0.28%	$50,276	0.37%	$57,558	0.51%	$63,153	0.64%	40.7	9.7
Non-U.S.(3)	94,990	0.05	99,389	(0.04)	96,189	0.07	77,327	0.24	78,582	0.15	76,307	0.23	67,741	0.06	60,097	0.16	(22.3)	(11.3)
Total interest-bearing deposits(3)	120,918	0.15	125,159	0.05	121,956	0.13	122,200	0.22	127,220	0.15	126,583	0.28	125,299	0.27	123,250	0.41	0.9	(1.6)
Securities sold under repurchase agreements(4)	3,894	—	4,028	—	3,974	0.07	2,843	—	2,617	0.16	2,641	0.92	1,835	0.79	1,117	0.67	(60.7)	(39.1)
Federal funds purchased	—	—	2	—	—	—	—	—	—	—	—	—	1	—	—	—	nm	nm
Other short-term borrowings	1,341	0.63	1,322	0.80	1,277	0.81	1,311	0.96	1,255	1.09	1,320	1.25	1,248	1.38	1,485	1.38	13.3	19.0
Long-term debt	11,421	2.56	11,515	2.61	11,766	2.67	11,674	2.79	11,412	3.37	10,649	3.66	10,375	3.84	10,323	3.72	(11.6)	(0.5)
Other interest-bearing liabilities	5,240	1.63	5,355	2.44	4,063	3.70	3,791	3.10	5,260	3.87	4,994	4.17	5,306	3.88	4,271	5.05	12.7	(19.5)
Total interest-bearing liabilities	142,814	0.40	147,381	0.34	143,036	0.44	141,819	0.51	147,764	0.59	146,187	0.68	144,064	0.67	140,446	0.80	(1.0)	(2.5)
Non-interest bearing deposits	44,249		42,244		39,685		38,889		37,790		36,212		34,279		35,095		(9.8)	2.4
Other liabilities	10,626		12,441		13,294		13,117		18,942		19,454		19,585		21,208		61.7	8.3
Preferred shareholders' equity	3,197		3,197		3,197		3,197		3,197		3,197		3,218		3,691		15.5	14.7
Common shareholders' equity	18,323		18,654		19,157		19,326		19,177		19,039		20,167		20,910		8.2	3.7
Total liabilities and shareholders' equity	$219,209		$223,917		$218,369		$216,348		$226,870		$224,089		$221,313		$221,350		2.3	—
Excess of rate earned over rate paid		1.07%		1.18%		1.24%		1.26%		1.26%		1.31%		1.34%		1.37%
Net interest margin		1.17%		1.27%		1.35%		1.38%		1.40%		1.46%		1.48%		1.55%
Net interest income, fully taxable-equivalent basis		$553		$617		$645		$656		$664		$677		$684		$704
Tax-equivalent adjustment		(43)		(42)		(42)		(40)		(21)		(18)		(12)		(7)
Net interest income, GAAP-basis(3)		$510		$575		$603		$616		$643		$659		$672		$697

(1) Rates earned/paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.
(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $31 billion, $33 billion, $30 billion and $31 billion for the first, second, third and fourth quarters of 2017, respectively, and approximately $32 billion, $31 billion,$35 billion and $45 billion in the first, second, third and fourth quarters of 2018, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.56%, 0.79%, 0.92%, and 0.90% for the first, second, third and fourth quarters of 2017 and approximately 0.89%, 0.98%, 0.91% and 0.74% for the first, second, third and fourth quarters of 2018, respectively.

(3) Average rate includes the impact of FX swap expense of approximately $32 million, $13 million, $39 million and $57 million for the first, second, third and fourth quarters of 2017 and $34 million, $42 million, $6 million and $24 million for the first, second, third and fourth quarters of 2018, respectively. The first quarter of 2018 includes approximately $15 million of swap costs that were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.04%, 0.00%, 0.00% and 0.03% for the first, second, third, and fourth quarters of 2017 and 0.09%, 0.15%, 0.25% and 0.33% for the first, second, third and fourth quarters of 2018, respectively.

(4) Interest for each period shown was less than $1 million representing average interest rates of 0.03%, 0.04% and 0.06% for the first, second and fourth quarters of 2017, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
AVERAGE STATEMENT OF CONDITION - RATES EARNED AND PAID - FULLY TAXABLE-EQUIVALENT BASIS - YEAR TO DATE(1)
     The following table presents consolidated average interest-earning assets, average interest-bearing liabilities and related average rates earned and paid, respectively, for the years indicated, on a fully taxable-equivalent basis, which is a non-GAAP measure. Tax-equivalent adjustments were calculated using a federal income tax rate of 35% for periods ending in 2017 and a tax rate of 21% for periods ending in 2018, adjusted for applicable state income taxes, net of related federal benefit.

	Year-to-Date
	2017		2018		% Change
(Dollars in millions; fully-taxable equivalent basis)	Average balance	Average rates	Average balance	Average rates	2018 vs. 2017
Assets:
Interest-bearing deposits with banks	$47,514	0.38%	$54,328	0.71%	14.3%
Securities purchased under resale agreements(2)	2,131	12.38	2,901	11.55	36.1
Trading account assets	1,011	(0.12)	1,051	—	4.0
Investment securities:
U.S. Treasury and federal agencies:
Direct obligations	19,187	1.61	16,226	1.70	(15.4)
Mortgage-and asset-backed securities	24,086	2.26	32,223	2.80	33.8
State and political subdivisions	9,928	3.80	5,481	3.45	(44.8)
Other investments:
Asset-backed securities	22,892	1.58	13,323	2.14	(41.8)
Collateralized mortgage-backed securities and obligations	3,427	2.74	1,549	2.76	(54.8)
Money market mutual funds	371	0.56	—	—	(100.0)
Other debt investments and equity securities	15,888	1.27	19,268	1.21	21.3
Total investment securities	95,779	1.97	88,070	2.19	(8.0)
Loans and leases	21,916	2.37	23,573	2.96	7.6
Other interest-earning assets	22,884	0.97	15,714	2.37	(31.3)
Total interest-earning assets	191,235	1.61	185,637	2.00	(2.9)
Cash and due from banks	3,097		3,178		2.6
Other assets	25,118		34,570		37.6
Total assets	$219,450		$223,385		1.8
Liabilities:
Interest-bearing deposits:
U.S.	$30,623	0.31	$54,953	0.47	79.5
Non-U.S.(3)	91,937	0.07	70,623	0.15	(23.2)
Total interest-bearing deposits(3)	122,560	0.13	125,576	0.29	2.5
Securities sold under repurchase agreements	3,683	0.05	2,048	0.62	(44.4)
Federal funds purchased	—	—	—	—	—
Other short-term borrowings	1,313	0.80	1,327	1.28	1.1
Long-term debt	11,595	2.66	10,686	3.64	(7.8)
Other interest-bearing liabilities	4,607	2.63	4,956	4.20	7.6
Total interest-bearing liabilities	143,758	0.42	144,593	0.68	0.6
Non-interest bearing deposits	41,248		35,832		(13.1)
Other liabilities	12,379		19,804		60.0
Preferred shareholders' equity	3,197		3,327		4.1
Common shareholders' equity	18,868		19,829		5.1
Total liabilities and shareholders' equity	$219,450		$223,385		1.8
Excess of rate earned over rate paid		1.19%		1.32%
Net interest margin		1.29%		1.47%
Net interest income, fully taxable-equivalent basis		$2,471		$2,728
Tax-equivalent adjustment		(167)		(57)
Net interest income, GAAP-basis		$2,304		$2,671

(1) Rates earned/paid on interest-earning assets and interest-bearing liabilities include the impact of hedge activities associated with our asset and liability management activities where applicable.
(2) Reflects the impact of balance sheet netting under enforceable netting agreements of approximately $31 billion and $36 billion as of December 31, 2017 and 2018, respectively. Excluding the impact of netting, the average interest rates would be approximately 0.79% and 0.87% for the years ended December 31, 2017 and 2018, respectively.

(3) Average rates include the impact of FX swap expense of approximately $141 million and $106 million for the years ended December 31, 2017 and 2018, respectively. Average rates for total interest-bearing deposits excluding the impact of FX swap expense were 0.02% and 0.20% for the years ended December 31, 2017 and 2018, respectively.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER CUSTODY AND/OR ADMINISTRATION

	Quarters								% Change
(Dollars in billions)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17	4Q18 vs. 3Q18
Assets Under Custody and/or Administration
By Product Classification:
Mutual funds	$7,033	$7,123	$7,394	$7,603	$7,503	$8,548	$8,717	$7,912	4.1%	(9.2)%
Collective funds, including ETFs	8,024	8,560	9,190	9,707	9,908	9,615	9,646	8,999	(7.3)	(6.7)
Pension products	5,775	5,937	6,571	6,704	6,802	6,808	6,807	6,489	(3.2)	(4.7)
Insurance and other products	9,001	9,417	8,955	9,105	9,071	8,896	8,826	8,220	(9.7)	(6.9)
Total Assets Under Custody and/or Administration	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	$33,996	$31,620	(4.5)	(7.0)
By Financial Instrument(1):
Equities	$17,041	$17,859	$18,423	$19,214	$19,198	$19,475	$20,070	$18,041	(6.1)	(10.1)
Fixed-income	9,300	9,560	9,883	10,070	10,186	10,189	10,018	9,758	(3.1)	(2.6)
Short-term and other investments	3,492	3,618	3,804	3,835	3,900	4,203	3,908	3,821	(0.4)	(2.2)
Total Assets Under Custody and/or Administration	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	$33,996	$31,620	(4.5)	(7.0)
By Geographic Location(2):
Americas	$22,361	$23,020	$23,675	$24,418	$24,336	$24,989	$25,157	$23,203	(5.0)	(7.8)
Europe/Middle East/Africa	5,979	6,464	6,806	7,028	7,211	7,134	7,094	6,699	(4.7)	(5.6)
Asia/Pacific	1,493	1,553	1,629	1,673	1,737	1,744	1,745	1,718	2.7	(1.5)
Total Assets Under Custody and/or Administration	$29,833	$31,037	$32,110	$33,119	$33,284	$33,867	$33,996	$31,620	(4.5)	(7.0)
Assets Under Custody(3)
By Product Classification:
Mutual funds	$6,499	$6,577	$6,818	$6,998	$6,894	$7,950	$8,086	$7,344	4.9	(9.2)
Collective funds, including ETFs	6,601	7,107	7,638	8,091	8,189	7,602	7,455	6,936	(14.3)	(7.0)
Pension products	5,212	5,399	5,480	5,606	5,682	5,703	5,627	5,237	(6.6)	(6.9)
Insurance and other products	4,193	4,279	4,304	4,325	4,281	4,160	4,132	3,731	(13.7)	(9.7)
Total Assets Under Custody	$22,505	$23,362	$24,240	$25,020	$25,046	$25,415	$25,300	$23,248	(7.1)	(8.1)
By Geographic Location(2):
Americas	$17,747	$18,223	$18,691	$19,276	$19,131	$19,545	$19,433	$17,652	(8.4)	(9.2)
Europe/Middle East/Africa	3,635	3,969	4,323	4,487	4,617	4,557	4,561	4,309	(4.0)	(5.5)
Asia/Pacific	1,123	1,170	1,226	1,257	1,298	1,313	1,306	1,287	2.4	(1.5)
Total Assets Under Custody	$22,505	$23,362	$24,240	$25,020	$25,046	$25,415	$25,300	$23,248	(7.1)	(8.1)

(1) Certain previously reported amounts have been reclassified to conform to current period presentation.
(2) Geographic mix is generally based on the domicile of the entity servicing the funds and is not necessarily representative of the underlying asset mix.
(3) Assets under custody are a component of assets under custody and/or administration presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
ASSETS UNDER MANAGEMENT

	Quarters								% Change
(Dollars in billions)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17	4Q18 vs. 3Q18
Assets Under Management
By Asset Class and Investment Approach:
Equity:
Active	$77	$82	$95	$95	$94	$92	$96	$80	(15.8)%	(16.7)%
Passive	1,482	1,512	1,545	1,650	1,576	1,575	1,693	1,464	(11.3)	(13.5)
Total Equity	1,559	1,594	1,640	1,745	1,670	1,667	1,789	1,544	(11.5)	(13.7)
Fixed-Income:
Active	69	71	73	77	79	79	80	81	5.2	1.3
Passive	312	327	326	337	354	358	343	341	1.2	(0.6)
Total Fixed-Income	381	398	399	414	433	437	423	422	1.9	(0.2)
Cash(1)	335	334	347	330	336	333	317	287	(13.0)	(9.5)
Multi-Asset-Class Solutions:
Active	19	18	18	18	18	18	20	19	5.6	(5.0)
Passive	113	113	116	129	128	126	125	113	(12.4)	(9.6)
Total Multi-Asset-Class Solutions	132	131	134	147	146	144	145	132	(10.2)	(9.0)
Alternative Investments(2):
Active	26	27	24	23	23	22	22	21	(8.7)	(4.5)
Passive	128	122	129	123	121	120	114	105	(14.6)	(7.9)
Total Alternative Investments	154	149	153	146	144	142	136	126	(13.7)	(7.4)
Total Assets Under Management	$2,561	$2,606	$2,673	$2,782	$2,729	$2,723	$2,810	$2,511	(9.7)	(10.6)
By Geographic Location(3):
North America	$1,772	$1,802	$1,845	$1,931	$1,885	$1,897	$1,956	$1,731	(10.4)	(11.5)
Europe/Middle East/Africa	486	496	510	521	511	495	476	421	(19.2)	(11.6)
Asia/Pacific	303	308	318	330	333	331	378	359	8.8	(5.0)
Total Assets Under Management	$2,561	$2,606	$2,673	$2,782	$2,729	$2,723	$2,810	$2,511	(9.7)	(10.6)

(1) Includes both floating- and constant-net-asset-value portfolios held in commingled structures or separate accounts.
(2) Includes real estate investment trusts, currency and commodities, including SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF. State Street is not the investment manager for SPDR® Gold Shares ETF and SPDR® Long Dollar Gold Trust ETF, but acts as marketing agent.

(3) Geographic mix is based on client location or fund management location.

Exchange-Traded Funds(1)
By Asset Class:
Alternative Investments	$46	$46	$48	$48	$48	$46	$40	$43	(10.4)%	7.5%
Cash	2	2	2	2	3	3	4	9	350.0	125.0
Equity	457	460	478	531	513	524	566	482	(9.2)	(14.8)
Fixed-Income	53	58	61	63	65	66	69	66	4.8	(4.3)
Total Exchange-Traded Funds	$558	$566	$589	$644	$629	$639	$679	$600	(6.8)	(11.6)

(1) Exchange-traded funds are a component of assets under management presented above.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INDUSTRY FLOW DATA BY ASSET CLASS

(Dollars in billions)	Quarters
	1Q18	2Q18	3Q18	Three Months Ended November 30, 2018(4)	YTD 2017	YTD 2018(4)
North America - ICI Market Data(1)(2)
Long Term Funds(5)	$38.0	$(28.3)	$(50.4)	$(148.6)	$66.8	$(195.3)
Money Market	(52.2)	(51.7)	35.8	50.2	81.2	20.5
ETF	62.8	55.8	87.2	89.2	470.8	314.3
Total ICI Flows	$48.6	$(24.2)	$72.6	$(9.2)	$618.8	$139.5

Europe - Broadridge Market Data(1)(3)
Long Term Funds(5)	$160.5	$(24.9)	$(16.2)	$(126.9)	$713.5	$57.6
Money Market	(10.3)	(17.8)	(21.9)	2.0	75.7	(39.5)
Total Broadridge Flows	$150.2	$(42.7)	$(38.1)	$(124.9)	$789.2	$18.1

(1) Industry data is provided for illustrative purposes only and is not intended to reflect the Company's or its clients' activity.
(2) Source: Investment Company Institute.
Investment Company Institute (ICI) data includes funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus.

(3) Source: © Copyright 2018, Broadridge Financial Solutions, Inc.
Funds of funds have been excluded from Broadridge data (to avoid double counting). Therefore, a market total is the sum of all the investment categories excluding the three funds of funds categories (in-house, ex-house and hedge). ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds.

(4) 4Q18 data is through November 30, 2018 on a rolling 3 month basis and includes September, October and November 2018 market data. FY 2018 represents the rolling twelve month period from December 2017 through November 2018, the last date for which information is available. Flows for FY 2018 will not equal the sum of the four quarters.

(5) The long term fund flows reported by ICI are composed of North America Market flows mainly in Equities, Hybrids and Fixed Income Asset Classes. The long term fund flows reported by Broadridge are composed of EMEA Market flows mainly in Equities, Fixed Income, and Multi Asset Classes.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO HOLDINGS BY ASSET CLASS

December 31, 2018	Ratings
(Dollars in billions, or where otherwise noted)	UST/AGY	AAA	AA	A	BBB	<BBB	NR	Book Value(1)	Book Value (% Total)	Net Unrealized After-tax MTM Gain/(Loss) (In millions)(2)	Fixed Rate/ Floating Rate
Government & agency securities	49%	14%	21%	8%	6%	—%	2%	$32.2	36.8%	$(134)	100% / 0%
Asset-backed securities	—	67	27	2	3	1	—	9.3	10.7	29	0% / 100%
Student loans	—	38	54	1	6	1	—	3.8	40.9	12
Credit cards	—	100	—	—	—	—	—	1.2	12.9	(20)
Auto & equipment	—	79	21	—	—	—	—	0.7	7.5	(1)
Non-U.S. residential mortgage backed securities	—	78	12	5	2	3	—	2.3	24.7	41
Collateralized loan obligation	—	100	—	—	—	—	—	1.2	12.9	(3)
Other	—	26	73	1	—	—	—	0.1	1.1	—
Mortgage-backed securities	100	—	—	—	—	—	—	35.7	40.8	(465)	98% / 2%
Agency MBS	100	—	—	—	—	—	—	35.5	99.4	(484)
Non-agency MBS	—	8	5	8	14	51	14	0.2	0.6	19
CMBS	74	26	—	—	—	—	—	3.2	3.7	(46)	54% / 46%
Corporate bonds	—	—	15	48	37	—	—	3.0	3.4	(28)	94% / 6%
Covered bonds	—	100	—	—	—	—	—	1.3	1.5	—	5% / 95%
Municipal bonds	—	27	65	8	—	—	—	0.9	1.0	1	100% / 0%
Clipper tax-exempt bonds/other	—	15	68	13	4	—	—	1.8	2.1	11	35% / 65%
Total Portfolio	61%	15%	14%	5%	5%	—%	—%	$87.4	100.0%	$(632)	84% / 16%

Book Value	$53.6	$13.4	$11.6	$4.6	$3.6	$0.2	$0.4

(1) Portfolio amounts are expressed at book value; book value includes the amortized cost of transferred securities at the time they were transferred.
(2) At December 31, 2018, the after-tax unrealized MTM gain/(loss) includes after-tax unrealized loss on securities available-for-sale of $156 million, after-tax unrealized loss on securities held-to-maturity of $417 million and after-tax unrealized loss primarily related to securities previously transferred from available-for-sale to held-to-maturity of $59 million.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
INVESTMENT PORTFOLIO NON-U.S. INVESTMENTS

December 31, 2018			Book Value
(Dollars in billions)	Book Value	Average Rating	Gov't/Agency(1)	ABS FRMBS	ABS All Other	Corporate Bonds	Covered Bonds	Other
United Kingdom	$3.7	AAA	$1.9	$0.6	$0.7	$0.2	$0.3	$—
Australia	3.2	AAA	0.8	1.1	—	0.2	0.3	0.8
Canada	2.2	AAA	1.9	—	—	0.2	0.1	—
Germany	2.0	AA	1.5	—	0.5	—	—	—
France	1.9	AA	1.0	—	0.5	0.2	0.2	—
Spain	1.6	BBB	1.4	0.1	0.1	—	—	—
Japan	1.3	A	1.3	—	—	—	—	—
Austria	1.3	AA	1.3	—	—	—	—	—
Netherlands	1.3	AAA	0.6	0.4	—	0.2	0.1	—
Ireland	1.3	A	1.3	—	—	—	—	—
Italy	1.1	A	0.8	0.2	0.1	—	—	—
Belgium	1.0	AA	0.8	—	—	—	0.2	—
Finland	0.8	AA	0.8	—	—	—	—	—
Hong Kong	0.5	AA	0.5	—	—	—	—	—
Other	0.8	AA	0.5	—	—	0.2	0.1	—
Total Non-U.S. Investments(2)	$24.0		$16.4	$2.4	$1.9	$1.2	$1.3	$0.8
U.S. Investments	63.4
Total Portfolio	$87.4

(1) Sovereign debt is reflected in the government / agency column.
(2) Country of collateral used except for corporates where country of issuer is used.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION
In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non-GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges and gains/losses on sales. Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period to period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results.

Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP.

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17		4Q18 vs. 3Q18		2017	2018	YTD 2018 vs. YTD 2017
Fee Revenue:
Total fee revenue, GAAP-basis(1)	$2,198	$2,235	$2,242	$2,230	$2,378	$2,358	$2,280	$2,289	2.6%		0.4%		$8,905	$9,305	4.5%
Less: Gain on sale	(30)	—	(26)	—	—	—	—	—					(56)	—
Add: legal and related	—	—	—	—	—	—	—	8					—	8
Add: Impact of tax legislation	—	—	—	18	—	—	—	—					18	—
Total fee revenue, excluding notable items	$2,168	$2,235	$2,216	$2,248	$2,378	$2,358	$2,280	$2,297	2.2		0.7		$8,867	$9,313	5.0

Total Revenue:
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	$3,026	$2,951	$2,986	4.9%		1.2%		$11,170	$11,982	7.3%
Less: Gain on sale	(30)	—	(26)	—	—	—	—	—					(56)	—
Add: legal and related	—	—	—	—	—	—	—	8					—	8
Add: Impact of tax legislation	—	—	—	20	—	—	—	—					20	—
Total revenue, excluding notable items	$2,638	$2,810	$2,820	$2,866	$3,019	$3,026	$2,951	$2,994	4.5		1.5		$11,134	$11,990	7.7

Expenses:
Total expenses, GAAP-basis	$2,086	$2,031	$2,021	$2,131	$2,256	$2,159	$2,079	$2,474	16.1%		19.0%		$8,269	$8,968	8.5%
Less: Notable expense items:
Acquisition and restructuring costs	(29)	(71)	(33)	(133)	—	—	—	(24)					(266)	(24)
Repositioning charges	—	—	—	—	—	(77)	—	(223)					—	(300)
Business exit: Channel Islands	—	—	—	—	—	—	—	(24)					—	(24)
Legal and related	—	—	—	—	—	—	—	(42)					—	(42)
Total expenses, excluding notable items	$2,057	$1,960	$1,988	$1,998	$2,256	$2,082	$2,079	$2,161	8.2		3.9		$8,003	$8,578	7.2

Fee Operating Leverage, GAAP-Basis:
Total fee revenue, GAAP-basis(1)	$2,198	$2,235	$2,242	$2,230	$2,378	$2,358	$2,280	$2,289	2.65%		0.39%		$8,905	$9,305	4.49%
Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	2,159	2,079	2,474	16.10		19.00		8,269	8,968	8.45
Fee operating leverage, GAAP-basis									(13.45)	pts	(18.61)	pts			(3.96)	pts

Fee Operating Leverage, excluding notable items:
Total fee revenue, excluding notable items (as reconciled above)	$2,168	$2,235	$2,216	$2,248	$2,378	$2,358	$2,280	$2,297	2.18%		0.75%		$8,867	$9,313	5.03%
Total expenses, excluding notable items (as reconciled above)	2,057	1,960	1,988	1,998	2,256	2,082	2,079	2,161	8.16		3.94		8,003	8,578	7.18
Fee operating leverage, excluding notable items									(5.98)	pts	(3.19)	pts			(2.15)	pts

Operating Leverage, GAAP-Basis:
Total revenue, GAAP-basis	$2,668	$2,810	$2,846	$2,846	$3,019	$3,026	$2,951	$2,986	4.92%		1.19%		$11,170	$11,982	7.27%
Total expenses, GAAP-basis	2,086	2,031	2,021	2,131	2,256	2,159	2,079	2,474	16.10		19.00		8,269	8,968	8.45
Operating leverage, GAAP-basis									(11.18)	pts	(17.81)	pts			(1.18)	pts

Operating Leverage, excluding notable items:
Total revenue, excluding notable items (as reconciled above)	$2,638	$2,810	$2,820	$2,866	$3,019	$3,026	$2,951	$2,994	4.47%		1.46%		$11,134	$11,990	7.69%
Total expenses, excluding notable items (as reconciled above)	2,057	1,960	1,988	1,998	2,256	2,082	2,079	2,161	8.16		3.94		8,003	8,578	7.18
Operating leverage, excluding notable items									(3.69)	pts	(2.48)	pts			0.51	pts

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF NON-GAAP FINANCIAL INFORMATION (Continued)

	Quarters								% Change				Year-to-Date		% Change
(Dollars in millions, except per Earnings per share, or where otherwise noted)	1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18	4Q18 vs. 4Q17		4Q18 vs. 3Q18		2017	2018	YTD 2018 vs. YTD 2017
Net Income Available to Common Shareholders:
Net Income Available to Common Shareholders, GAAP-basis	$446	$584	$629	$334	$605	$698	$709	$398	19.2%		(43.9)%		$1,993	$2,410	20.9%
Less: Notable items
Gain on sale	(30)	—	(26)	—	—	—	—	—					(56)	—
Acquisition and restructuring costs	29	71	33	133	—	—	—	24					266	24
Impact of tax legislation (revenue)	—	—	—	20	—	—	—	—					20	—
Impact of tax legislation (income tax)	—	—	—	250	—	—	—	—					250	—
Repositioning charges	—	—	—	—	—	77	—	223					—	300
Business exit: Channel Islands	—	—	—	—	—	—	—	24					—	24
Legal and related	—	—	—	—	—	—	—	50					—	50
Tax impact of notable items	(23)	(25)	2	(45)	—	(16)	—	(73)					(91)	(89)
Net Income Available to Common Shareholders, excluding notable items	$422	$630	$638	$692	$605	$759	$709	$646	(6.6)		(8.9)		$2,382	$2,719	14.1

Diluted Earnings per Share:
Diluted earnings per share, GAAP-basis	$1.15	$1.53	$1.66	$0.89	$1.62	$1.88	$1.87	$1.04	16.9%		(44.4)%		$5.24	$6.40	22.1%
Less: Notable items
Gain on sale	(0.11)	—	(0.03)	—	—	—	—	—					(0.14)	—
Acquisition and restructuring costs	0.05	0.12	0.06	0.23	—	—	—	0.04					0.45	0.04
Impact of tax legislation (revenue)	—	—	—	0.05	—	—	—	—					0.04	—
Impact of tax legislation (income tax)	—	—	—	0.67	—	—	—	—					0.67	—
Repositioning charges	—	—	—	—	—	0.16	—	0.43					—	0.61
Business exit: Channel Islands	—	—	—	—	—	—	—	0.05					—	0.05
Legal and related	—	—	—	—	—	—	—	0.12					—	0.12
Diluted earnings per share, excluding notable items	$1.09	$1.65	$1.69	$1.84	$1.62	$2.04	$1.87	$1.68	(8.7)		(10.2)		$6.26	$7.22	15.3

Pre-tax Margin:
Pre-tax margin, GAAP-basis	21.9%	27.6%	28.9%	25.2%	25.3%	28.6%	29.4%	16.9%	(8.3)%	pts	(12.5)%	pts	26.0%	25.0%	(1.0)%	pts
Less: Notable items
Gain on sale	(1.1)	—	(0.9)	—	—	—	—	—					(0.5)	—
Acquisition and restructuring costs	1.1	2.5	1.2	4.6	—	—	—	0.8					2.4	0.2
Impact of tax legislation (revenue)	—	—	—	0.6	—	—	—	—					0.2	—
Repositioning charges	—	—	—	—	—	2.5	—	7.4					—	2.5
Business exit: Channel Islands	—	—	—	—	—	—	—	0.8					—	0.2
Legal and related	—	—	—	—	—	—	—	1.7					—	0.4
Pre-tax margin, excluding notable items	21.9%	30.1%	29.2%	30.4%	25.3%	31.1%	29.4%	27.6%	(2.8)	pts	(1.8)	pts	28.1%	28.3%	0.2	pts

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF CONSTANT CURRENCY FX IMPACTS

GAAP-Basis Quarter Comparison	Reported			Currency Translation Impact		Excluding Currency Impact		% Change Constant Currency
(Dollars in millions)	4Q17	3Q18	4Q18	4Q18 vs. 4Q17	4Q18 vs. 3Q18	4Q18 vs. 4Q17	4Q18 vs. 3Q18	4Q18 vs. 4Q17	4Q18 vs. 3Q18
Fee revenue:
Servicing fees	$1,379	$1,333	$1,286	$(17)	$(10)	$1,303	$1,296	(5.5)%	(2.8)%
Management fees	418	474	440	(3)	(2)	443	442	6.0	(6.8)
Foreign exchange trading services	248	288	294	(1)	—	295	294	19.0	2.1
Securities finance	147	128	120	—	—	120	120	(18.4)	(6.3)
Processing fees and other(1)	38	57	149	—	—	149	149	292.1	161.4
Total fee revenue	2,230	2,280	2,289	(21)	(12)	2,310	2,301	3.6	0.9
Net interest income(1)	616	672	697	(5)	(2)	702	699	14.0	4.0
Gains (losses) related to investment securities, net	—	(1)	—	—	—	—	—	nm	nm
Total revenue(2)	$2,846	$2,951	$2,986	$(26)	$(14)	$3,012	$3,000	5.8	1.7

Expenses:
Compensation and employee benefits	$1,067	$1,103	$1,303	$(14)	$(6)	$1,317	$1,309	23.4	18.7
Information systems and communications	301	332	356	(1)	(1)	357	357	18.6	7.5
Transaction processing services	219	236	214	(2)	(1)	216	215	(1.4)	(8.9)
Occupancy	117	110	146	(2)	(1)	148	147	26.5	33.6
Acquisition and restructuring costs	133	—	24	—	—	24	24	(82.0)	100.0
Amortization of other intangible assets	54	47	81	(1)	—	82	81	51.9	72.3
Other	240	251	350	(3)	(1)	353	351	47.1	39.8
Total expenses(3)	$2,131	$2,079	$2,474	$(23)	$(10)	$2,497	$2,484	17.2	19.5

GAAP-Basis YTD Comparison	Reported		Currency Translation Impact	Excluding Currency Impact	% Change Constant Currency
(Dollars in millions)	2017	2018	YTD 2018 vs. YTD 2017	2018	YTD 2018 vs. YTD 2017
Fee revenue:
Servicing fees	$5,365	$5,421	$41	$5,380	0.3%
Management fees	1,616	1,851	15	1,836	13.6
Foreign exchange trading services	1,071	1,201	6	1,195	11.6
Securities finance	606	543	1	542	(10.6)
Processing fees and other(1)	247	289	1	288	16.6
Total fee revenue	8,905	9,305	64	9,241	3.8
Net interest income(1)	2,304	2,671	5	2,666	15.7
Gains (losses) related to investment securities, net	(39)	6	—	6	(115.4)
Total revenue(2)	$11,170	$11,982	$69	$11,913	6.7

Expenses:
Compensation and employee benefits	$4,394	$4,780	$28	$4,752	8.1
Information systems and communications	1,167	1,324	3	1,321	13.2
Transaction processing services	838	938	4	934	11.5
Occupancy	461	500	2	498	8.0
Acquisition and restructuring costs	266	24	—	24	(91.0)
Amortization of other intangible assets	214	226	4	222	3.7
Other	929	1,176	11	1,165	25.4
Total expenses(3)	$8,269	$8,968	$52	$8,916	7.8

(1) Approximately $15 million of swap costs in 1Q18 were reclassified from processing fees and other revenue within fee revenue to net interest income to conform to current presentation. No other prior periods were revised.

(2) Revenues associated with the acquired CRD business were $121 million for 4Q18
(3) Expenses associated with the acquired CRD business include approximately $39 million for 4Q18 spread across multiple expense lines, and $18 million intangible asset amortization.
nm Not meaningful

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATION OF TANGIBLE COMMON EQUITY RATIO

The accompanying materials present capital ratios in addition to, or adjusted from, those calculated in conformity with applicable regulatory requirements. These include capital ratios based on tangible common equity, as well as capital ratios adjusted to reflect our estimate of the impact of the relevant Basel III requirements, as specified in the July 2013 final rule issued by the Board of Governors of the Federal Reserve System, referred to as the Basel III final rule. These non-regulatory and adjusted capital measures are non-GAAP financial measures. Management currently calculates the non-GAAP capital ratios presented in the news release to aid in its understanding of State Street’s capital position under a variety of standards, including currently applicable and transitioning regulatory requirements. Management believes that the use of the non-GAAP capital ratios presented in the accompanying materials similarly aids in an investor's understanding of State Street's capital position and therefore is of interest to investors.

The common equity tier 1 risk-based capital, or CET1, tier 1 risk-based capital, total risk-based capital and tier 1 leverage ratios have each been calculated in conformity with applicable regulatory requirements as of the dates that each was first publicly disclosed. The capital component, or numerator, of these ratios was calculated in conformity with the provisions of the Basel III final rule. For the periods below the total risk-weighted assets component, or denominator, used in the calculation of the CET1, tier 1 risk-based capital and total risk-based capital ratios were each calculated in conformity with the advanced approaches and standardized approach provisions of Basel III, as the case may be.

The advanced approaches-based ratios (actual and estimated) included in this presentation reflect calculations and determinations with respect to our capital and related matters, based on State Street and external data, quantitative formula, statistical models, historical correlations and assumptions, collectively referred to as “advanced systems,” in effect and used by us for those purposes as of the respective date of each ratio’s first public announcement. Significant components of these advanced systems involve the exercise of judgment by us and our regulators, and these advanced systems may not, individually or collectively, precisely represent or calculate the scenarios, circumstances, outputs or other results for which they are designed or intended. Due to the influence of changes in these advanced systems, whether resulting from changes in data inputs, regulation or regulatory supervision or interpretation, State Street-specific or market activities or experiences or other updates or factors, we expect that our advanced systems and our capital ratios calculated in conformity with the Basel III framework will change and may be volatile over time, and that those latter changes or volatility could be material as calculated and measured from period to period.

The tangible common equity, or TCE, ratio is an additional capital ratio that management believes provides context useful in understanding and assessing State Street's capital adequacy. The TCE ratio is calculated by dividing consolidated total common shareholders’ equity by consolidated total assets, after reducing both amounts by goodwill and other intangible assets net of related deferred taxes. Total assets reflected in the TCE ratio also exclude cash balances on deposit at the Federal Reserve Bank and other central banks in excess of required reserves. The TCE ratio is not required by GAAP or by banking regulations, but is a metric used by management to evaluate the adequacy of State Street’s capital levels. Since there is no authoritative requirement to calculate the TCE ratio, our TCE ratio is not necessarily comparable to similar capital measures disclosed or used by other companies in the financial services industry. Tangible common equity and adjusted tangible assets are non-GAAP financial measures and should be considered in addition to, not as a substitute for or superior to, financial measures determined in accordance with GAAP or other applicable requirements. Reconciliations with respect to the calculation of the TCE ratios are provided within the Reconciliation of Tangible Common Equity Ratio within this package.

The following table presents the calculation of State Street's ratios of tangible common equity to total tangible assets.
		Quarters
(Dollars in millions)		1Q17	2Q17	3Q17	4Q17	1Q18	2Q18	3Q18	4Q18
Consolidated total assets		$236,802	$238,274	$235,986	$238,425	$250,286	$248,308	$234,007	$244,626
Less:
Goodwill		5,855	5,945	5,997	6,022	6,068	5,973	6,016	7,446
Other intangible assets		1,710	1,693	1,658	1,613	1,578	1,500	1,461	2,369
Cash balances held at central banks in excess of required reserves		59,780	56,326	51,965	56,712	62,901	64,640	51,707	62,867
Adjusted assets		169,457	174,310	176,366	174,078	179,739	176,195	174,823	171,944
Plus related deferred tax liabilities		649	651	647	479	477	465	461	464
Total tangible assets	A	$170,106	$174,961	$177,013	$174,557	$180,216	$176,660	$175,284	$172,408
Consolidated total common shareholders' equity		$18,098	$18,872	$19,301	$19,121	$19,203	$19,375	$20,863	$21,100
Less:
Goodwill		5,855	5,945	5,997	6,022	6,068	5,973	6,016	7,446
Other intangible assets		1,710	1,693	1,658	1,613	1,578	1,500	1,461	2,369
Adjusted equity		10,533	11,234	11,646	11,486	11,557	11,902	13,386	11,285
Plus related deferred tax liabilities		649	651	647	479	477	465	461	464
Total tangible common equity	B	$11,182	$11,885	$12,293	$11,965	$12,034	$12,367	$13,847	$11,749
Tangible common equity ratio	B/A	6.6%	6.8%	6.9%	6.9%	6.7%	7.0%	7.9%	6.8%

GAAP Basis:
Net income available to common shareholders		$446	$584	$629	$334	$605	$698	$709	$398
Return on tangible common equity		16.0%	17.3%	18.0%	16.7%	20.1%	21.1%	19.4%	20.5%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
REGULATORY CAPITAL

	Quarters
	1Q17		2Q17		3Q17		4Q17		1Q18		2Q18		3Q18		4Q18
(Dollars in millions)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)	Basel III Advanced Approaches(1)	Basel III Standardized Approach(2)
RATIOS:
Common equity tier 1 capital	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%	12.1%	10.8%	12.4%	11.3%	14.1%	13.0%	12.1%	11.5%
Tier 1 capital	14.4	14.7	15.1	14.2	15.8	14.5	15.5	15.0	15.4	13.7	15.7	14.3	17.9	16.4	16.0	15.1
Total capital	15.4	15.9	16.2	15.2	16.9	15.6	16.5	16.0	16.4	14.6	16.4	15.1	18.7	17.2	16.8	16.0
Tier 1 leverage	6.8	6.8	7.0	7.0	7.4	7.4	7.3	7.3	6.9	6.9	7.1	7.1	8.1	8.1	7.2	7.2

Supporting Calculations:
Common equity tier 1 capital	$11,319	$11,319	$12,007	$12,007	$12,439	$12,439	$12,204	$12,204	$11,950	$11,950	$12,223	$12,223	$13,703	$13,703	$11,580	$11,580
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477	98,502	107,740	97,367	105,770	95,416	100,832
Common equity tier 1 risk-based capital ratio	11.2%	11.5%	12.0%	11.2%	12.6%	11.6%	12.3%	11.9%	12.1%	10.8%	12.4%	11.3%	14.1%	13.0%	12.1%	11.5%

Tier 1 capital	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382	$15,146	$15,146	$15,419	$15,419	$17,393	$17,393	$15,270	$15,270
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477	98,502	107,740	97,367	105,770	95,416	100,832
Tier 1 risk-based capital ratio	14.4%	14.7%	15.1%	14.2%	15.8%	14.5%	15.5%	15.0%	15.4%	13.7%	15.7%	14.3%	17.9%	16.4%	16.0%	15.1%

Total capital	$15,542	$15,617	$16,243	$16,314	$16,684	$16,758	$16,367	$16,435	$16,107	$16,179	$16,184	$16,257	$18,159	$18,228	$16,061	$16,131
Total risk-weighted assets	100,843	98,494	100,265	107,069	98,997	107,580	99,156	102,683	98,512	110,477	98,502	107,740	97,367	105,770	95,416	100,832
Total risk-based capital ratio	15.4%	15.9%	16.2%	15.2%	16.9%	15.6%	16.5%	16.0%	16.4%	14.6%	16.4%	15.1%	18.7%	17.2%	16.8%	16.0%

Tier 1 capital	$14,475	$14,475	$15,165	$15,165	$15,606	$15,606	$15,382	$15,382	$15,146	$15,146	$15,419	$15,419	$17,393	$17,393	$15,270	$15,270
Adjusted quarterly average assets	212,361	212,361	216,940	216,940	211,396	211,396	209,328	209,328	219,582	219,582	216,896	216,896	214,103	214,103	211,924	211,924
Tier 1 leverage ratio	6.8%	6.8%	7.0%	7.0%	7.4%	7.4%	7.3%	7.3%	6.9%	6.9%	7.1%	7.1%	8.1%	8.1%	7.2%	7.2%
(1) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the advanced approaches provisions of the Basel III final rule.
(2) CET1, tier 1 capital, total capital, and tier 1 leverage ratios for each period above were calculated in conformity with the standardized approach provisions of the Basel III final rule.

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF FULLY PHASED-IN CAPITAL RATIOS

Fully phased-in pro-forma estimates of common equity tier 1 capital include 100% of the accumulated other comprehensive income component of common shareholder’s equity, including accumulated other comprehensive income attributable to available-for-sale securities, cash flow hedges and defined benefit pension plans, as well as 100% of applicable deductions, including but not limited to, intangible assets net of deferred tax liabilities. Fully phased-in pro-forma estimates of tier 1 and total capital both reflect the transition of trust preferred capital securities from tier 1 capital to total capital. For both Basel III advanced and standardized approaches, fully phased-in pro-forma estimates of risk-weighted assets reflect the exclusion of intangible assets, offset by additions related to non-significant equity exposures and deferred tax assets related to temporary differences. All fully phased-in ratios are preliminary estimates, based on our interpretations of the Basel III final rule as of the date each such ratio was first announced publicly and as applied to our businesses and operations as of the date of such ratio.

The following tables reconcile our fully phased-in estimated pro-forma common equity tier 1 capital, tier 1 capital, total capital and tier 1 leverage ratios, calculated in conformity with the Basel III final rule, as of the dates indicated, to those same ratios calculated in conformity with the applicable regulatory requirements as of such dates. Effective January 1, 2018, the applicable final rules are in effect and the ratios are calculated based on fully phased-in CET1, Tier 1 and Total capital numbers.  As such, beginning with 1Q18, reconciliations of ratios calculated in conformity with applicable regulatory requirements equal fully phased-in ratios and a reconciliation is no longer needed. Reconciliations of prior period ratios continue to be provided to allow for better comparison of trends.

As of December 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,204	$(320)	$11,884	$12,204	$(320)	$11,884
Tier 1 capital	15,382	(302)	15,080	15,382	(302)	15,080
Total capital	16,367	(302)	16,065	16,435	(302)	16,133
Risk weighted assets	99,156	(42)	99,114	102,683	(40)	102,643
Adjusted quarterly average assets	209,328	(220)	209,108	209,328	(220)	209,108

Capital ratios:
Common equity tier 1 capital	12.3%		12.0%	11.9%		11.6%
Tier 1 capital	15.5		15.2	15.0		14.7
Total capital	16.5		16.2	16.0		15.7
Tier 1 leverage	7.3		7.2	7.3		7.2

As of September 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,439	$(297)	$12,142	$12,439	$(297)	$12,142
Tier 1 capital	15,606	(268)	15,338	15,606	(268)	15,338
Total capital	16,684	(267)	16,417	16,758	(268)	16,490
Risk weighted assets	98,997	(57)	98,940	107,580	(54)	107,526
Adjusted quarterly average assets	211,396	(184)	211,212	211,396	(184)	211,212

Capital ratios:
Common equity tier 1 capital	12.6%		12.3%	11.6%		11.3%
Tier 1 capital	15.8		15.5	14.5		14.3
Total capital	16.9		16.6	15.6		15.3
Tier 1 leverage	7.4		7.3	7.4		7.3

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF FULLY PHASED-IN CAPITAL RATIOS (Continued)
As of June 30, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$12,007	$(315)	$11,692	$12,007	$(315)	$11,692
Tier 1 capital	15,165	(277)	14,888	15,165	(277)	14,888
Total capital	16,243	(277)	15,966	16,314	(277)	16,037
Risk weighted assets	100,265	66	100,331	107,069	62	107,131
Adjusted quarterly average assets	216,940	(205)	216,735	216,940	(205)	216,735

Capital ratios:
Common equity tier 1 capital	12.0%		11.7%	11.2%		10.9%
Tier 1 capital	15.1		14.8	14.2		13.9
Total capital	16.2		15.9	15.2		15.0
Tier 1 leverage	7.0		6.9	7.0		6.9

As of March 31, 2017 (Dollars in millions)	Basel III Advanced Approaches	Phase-In Provisions	Basel III Advanced Approaches Fully Phased-In Pro-Forma Estimate	Basel III Standardized Approach	Phase-In Provisions	Basel III Standardized Approach Fully Phased-In Pro-Forma Estimate
Common equity tier 1 capital	$11,319	$(339)	$10,980	$11,319	$(339)	$10,980
Tier 1 capital	14,475	(299)	14,176	14,475	(299)	14,176
Total capital	15,542	(299)	15,243	15,617	(299)	15,318
Risk weighted assets	100,843	134	100,977	98,494	127	98,621
Adjusted quarterly average assets	212,361	(269)	212,092	212,361	(269)	212,092

Capital ratios:
Common equity tier 1 capital	11.2%		10.9%	11.5%		11.1%
Tier 1 capital	14.4		14.0	14.7		14.4
Total capital	15.4		15.1	15.9		15.5
Tier 1 leverage	6.8		6.7	6.8		6.7

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS

        In 2014, U.S. banking regulators issued final rules implementing a supplementary leverage ratio, or SLR, for certain bank holding companies, like State Street, and their insured depository institution subsidiaries, like State Street Bank. We refer to these final rules as the SLR final rule. Under the SLR final rule, which was implemented as of January 1, 2018, (i) State Street Bank must maintain an SLR of at least 6% to be well capitalized under the U.S. banking regulators’ Prompt Corrective Action framework and (ii) if State Street maintains an SLR of at least 5%, it is not subject to limitations on distribution and discretionary bonus payments under the SLR final rule. Beginning with reporting for March 31, 2015, State Street was required to include SLR disclosures with its other Basel disclosures.

        Estimated pro forma fully phased-in SLR ratios for the periods below are preliminary estimates by State Street (in each case, fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule), calculated based on our interpretations of the SLR final rule as of October 23, 2017 and as applied to our businesses and operations for the periods below.

     The following tables reconcile our estimated pro forma fully-phased in SLR ratios in conformity with the SLR final rule, as described, to our SLR ratios calculated in conformity with applicable regulatory requirements as of the dates indicated.

		State Street	State Street Bank
As of December 31, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	A	$15,270	$16,941
On-and off-balance sheet leverage exposure		250,738	247,873
Less: regulatory deductions		(9,545)	(9,102)
Total assets for SLR	B	241,193	238,771
Supplementary Leverage Ratio	A/B	6.3%	7.1%

		State Street	State Street Bank
As of September 30, 2018 (Dollars in millions)		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	C	$17,393	$19,012
On-and off-balance sheet leverage exposure		253,821	250,764
Less: regulatory deductions		(7,210)	(6,769)
Total assets for SLR	D	246,611	243,995
Supplementary Leverage Ratio	C/D	7.1%	7.8%

As of June 30, 2018 (Dollars in millions)		State Street	State Street Bank
		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	E	$15,419	$16,795
On-and off-balance sheet leverage exposure		257,354	254,588
Less: regulatory deductions		(7,194)	(6,755)
Total assets for SLR	F	250,160	247,833
Supplementary Leverage Ratio	E/F	6.2%	6.8%

As of March 31, 2018 (Dollars in millions)		State Street	State Street Bank
		Fully Phased-In SLR	Fully Phased-In SLR
Tier 1 Capital	G	$15,146	$16,296
On-and off-balance sheet leverage exposure		259,650	256,593
Less: regulatory deductions		(7,288)	(6,860)
Total assets for SLR	H	252,362	249,733
Supplementary Leverage Ratio	G/H	6.0%	6.5%

STATE STREET CORPORATION
EARNINGS RELEASE ADDENDUM
RECONCILIATIONS OF SUPPLEMENTARY LEVERAGE RATIOS (Continued)

As of December 31, 2017 (Dollars in millions)		State Street		State Street Bank
		Transitional SLR	Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	I	$15,382	$15,080	$16,531	$16,240
On-and off-balance sheet leverage exposure		243,958	243,958	240,373	240,373
Less: regulatory deductions		(6,972)	(7,250)	(6,583)	(6,854)
Total assets for SLR	J	236,986	236,708	233,790	233,519
Supplementary Leverage Ratio	I/J	6.5%	6.4%	7.1%	7.0%

As of September 30, 2017 (Dollars in millions)		State Street		State Street Bank
		Transitional SLR	Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	K	$15,606	$15,338	$16,323	$16,067
On-and off-balance sheet leverage exposure		247,527	247,527	244,114	244,114
Less: regulatory deductions		(6,891)	(7,161)	(6,535)	(6,795)
Total assets for SLR	L	240,636	240,366	237,579	237,319
Supplementary Leverage Ratio	K/L	6.5%	6.4%	6.9%	6.8%

As of June 30, 2017 (Dollars in millions)		State Street		State Street Bank
		Transitional SLR	Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	M	$15,165	$14,888	$16,002	$15,738
On-and off-balance sheet leverage exposure		250,543	250,543	247,156	247,156
Less: regulatory deductions		(6,633)	(6,838)	(6,237)	(6,434)
Total assets for SLR	N	243,910	243,705	240,919	240,722
Supplementary Leverage Ratio	M/N	6.2%	6.1%	6.6%	6.5%

As of March 31, 2017 (Dollars in millions)		State Street		State Street Bank
		Transitional SLR	Fully Phased-In SLR	Transitional SLR	Fully Phased-In SLR
Tier 1 Capital	O	$14,475	$14,176	$15,492	$15,206
On-and off-balance sheet leverage exposure		244,964	244,964	241,563	241,563
Less: regulatory deductions		(6,818)	(7,087)	(6,422)	(6,683)
Total assets for SLR	P	238,146	237,877	235,141	234,880
Supplementary Leverage Ratio	O/P	6.1%	6.0%	6.6%	6.5%